UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2018

WESTERN ASSET

GLOBAL HIGH INCOME FUND INC. (EHI)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 28, 2018

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended November 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s final reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on November 30, 2018, the unemployment rate was 3.7%, versus 4.0% when the period began. November 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In November 2018, 20.8% of Americans looking for a job had been out of work for more than six months, versus 23.0% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018-19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, at its meeting that concluded on September 20, 2017, the Fed kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As widely expected, the Fed again raised rates at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%) and September 26, 2018 (to a range between 2.00% and 2.25%). Finally, at its meeting that ended on December 19, 2018, after the reporting period ended, the Fed raised rates to a range between 2.25% and 2.50%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended November 30, 2018. The yield for the two-year Treasury note began the reporting period at 2.40% — the low for the period — and ended the period at 2.80%. The peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 3.01%. The low for the period of 2.82% took place on a number of occasions in July and August 2018, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -0.30% during the six-month reporting period ended November 30, 2018.

IV	Western Asset Global High Income Fund Inc.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, returned 0.30% for the six months ended November 30, 2018. The high-yield market posted positive returns during the first four of the six months of the reporting period. This was driven by overall robust corporate profits, periods of solid investor demand and moderating supply. However, the high-yield market weakened over the last two months of the reporting period as investor risk aversion increased.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -1.79% during the six months ended November 30, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion, geopolitical issues and a rising U.S. dollar.

Performance review

For the six months ended November 30, 2018, Western Asset Global High Income Fund Inc. returned -1.33% based on its net asset value (“NAV”)xii and -2.56% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned -0.30%, 0.30% and -1.79%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagexiii returned -0.66% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.37 per share. As of November 30, 2018, the Fund estimates that 96% of the distributions were sourced from net investment income and 4% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$10.08 (NAV)	-1.33	%†
$8.59 (Market Price)	-2.56	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Global High Income Fund Inc.	V

Investment commentary (cont’d)

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 28, 2018

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase

VI	Western Asset Global High Income Fund Inc.

losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds, also known as “junk bonds”, involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2018 and May 31, 2018 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2018

Total Spread Duration
EHI	— 6.14 years
Benchmark	— 4.70 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2018

Total Effective Duration
EHI	— 6.47 years
Benchmark	— 5.49 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Bloomberg Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 92.3%
Communication Services — 18.7%
Diversified Telecommunication Services — 3.1%
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	240,000	$325,848
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	820,000	825,125	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	740,000	776,112	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	244,563
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	780,000	670,800
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	450,000	424,125	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,062,369
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	2,035,000	1,957,426	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	6,770,000	5,585,250	(a)
Total Diversified Telecommunication Services				13,871,618
Entertainment — 0.6%
Netflix Inc., Senior Notes	5.875%	11/15/28	1,460,000	1,446,714	(a)
Netflix Inc., Senior Notes	6.375%	5/15/29	1,250,000	1,268,750	(a)
Total Entertainment				2,715,464
Interactive Media & Services — 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	913,220
Match Group Inc., Senior Notes	5.000%	12/15/27	640,000	596,800	(a)
Total Interactive Media & Services				1,510,020
Media — 10.4%
Altice France SA, Senior Secured Notes	6.250%	5/15/24	980,000	951,825	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	4,600,000	4,433,250	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	5,700,000	5,600,250	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	8,515,000	8,142,469	(a)
Altice Luxembourg SA, Senior Notes	7.625%	2/15/25	1,890,000	1,537,987	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	3,140,000	2,983,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	5,300,000	4,948,875	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,656,000	1,413,810
DISH DBS Corp., Senior Notes	7.750%	7/1/26	10,157,000	9,014,337
UBM PLC, Senior Notes	5.750%	11/3/20	1,500,000	1,538,636	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,195,000	1,090,438	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,520,000	1,482,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	2,100,000	1,974,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	1,350,000	1,274,468	(a)
Total Media				46,385,345

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 4.3%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	380,000		$412,338	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,210,000		1,261,280	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,017,000		2,329,635	(a)
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	500,000		471,250	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	560,000		542,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,160,000		1,262,950
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,650,000		1,711,875
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,455,000		4,009,527
Sprint Corp., Senior Notes	7.250%	9/15/21	1,440,000		1,504,800
Sprint Corp., Senior Notes	7.875%	9/15/23	2,960,000		3,121,912
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,050,000		1,138,715	(b)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	450,000		488,021	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000		886,705	(a)
Total Wireless Telecommunication Services					19,141,508
Total Communication Services					83,623,955
Consumer Discretionary — 8.2%
Auto Components — 1.9%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	4,420,000		3,574,675	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	40,000		37,350
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	1,250,000		1,140,625
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	940,000		856,575
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	1,610,000		1,541,575	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,480,000		1,432,282	(a)
Total Auto Components					8,583,082
Diversified Consumer Services — 1.2%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	1,620,000		1,609,875	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	134,605	(b)
Prime Security Services Borrower LLC /Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,510,000		2,666,875	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	770,000		840,263
Total Diversified Consumer Services					5,251,618
Hotels, Restaurants & Leisure — 2.5%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	2,210,000		2,093,975	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Notes (14.000% PIK)	14.000%	2/9/23	1,116,317		1,116,317	(a)(c)(d)(e)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	730,000		750,075

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	490,000	$497,350	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	280,000	274,400	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,335,000	1,438,463	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,740,000	1,731,300	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	450,000	424,125	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	2,990,000	2,780,700	(a)
Total Hotels, Restaurants & Leisure				11,106,705
Household Durables — 0.8%
Lennar Corp., Senior Notes	5.000%	6/15/27	2,180,000	2,035,575
TopBuild Corp., Senior Notes	5.625%	5/1/26	1,710,000	1,590,300	(a)
Total Household Durables				3,625,875
Specialty Retail — 1.4%
Hertz Corp., Senior Notes	5.875%	10/15/20	1,900,000	1,879,100
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	3,250,000	3,145,025	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,210,000	1,167,650
Total Specialty Retail				6,191,775
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,200,000	2,079,000	(a)
Total Consumer Discretionary				36,838,055
Consumer Staples — 1.2%
Food Products — 1.0%
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	800,000	782,200	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	305,000	298,138	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	3,510,000	3,343,275	(a)
Total Food Products				4,423,613
Household Products — 0.2%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	280,000	285,712
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000	358,050
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	380,000	368,600
Total Household Products				1,012,362
Total Consumer Staples				5,435,975
Energy — 21.8%
Energy Equipment & Services — 0.4%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	1,130,000	932,250	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	770,000	792,138	(a)
Total Energy Equipment & Services				1,724,388

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 21.4%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	$53,338
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	610,000	639,738
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,400,000	1,423,450
Berry Petroleum Co. Escrow	—	—	580,000	0	*(c)(d)(f)
Berry Petroleum Co. Escrow	—	—	1,384,000	0	*(c)(d)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,600,000	1,592,000	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	100,000	99,000	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	710,000	733,075
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,720,000	2,747,200
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	2,000,000	1,870,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	560,000	523,600
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	160,000	154,600
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	1,220,000	1,165,100
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,000,000	978,588
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,440,000	1,269,697
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,260,000	1,293,138
Ecopetrol SA, Senior Notes	5.875%	9/18/23	262,000	273,135
Ecopetrol SA, Senior Notes	4.125%	1/16/25	1,030,000	970,466
Ecopetrol SA, Senior Notes	5.375%	6/26/26	4,500,000	4,473,000
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,820,000	1,670,760
El Paso Natural Gas Co., LLC, Senior Notes	8.375%	6/15/32	70,000	85,239
Energy Transfer Equity LP, Senior Secured Notes	7.500%	10/15/20	130,000	137,475
Gazprom OAO Via Gaz Capital SA, Senior Notes	6.510%	3/7/22	1,920,000	1,996,685	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	610,000	608,475
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	1,110,000	976,800
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,000,000	1,911,796	(a)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	920,000	1,021,441
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,390,000	1,651,408
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	496,000	524,509	(b)
Lukoil International Finance BV, Senior Notes	4.563%	4/24/23	740,000	717,868	(a)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	3,500,000	3,351,848	(a)
Magnum Hunter Resources Corp. Escrow	—	—	3,390,000	0	*(c)(d)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,820,000	1,703,975	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,780,000	$2,616,675	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,500,000	1,471,500
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,430,000	1,651,650	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	1,930,000	1,920,350
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	790,000	781,113
Pertamina Persero PT, Senior Notes	5.250%	5/23/21	1,610,000	1,646,030	(a)
Pertamina Persero PT, Senior Notes	4.300%	5/20/23	940,000	919,357	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,632,000	1,562,640
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	2,760,000	2,598,954
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	5,760,000	5,287,680
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,190,000	2,067,031
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	3,910,000	3,653,406
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/24	1,235,000	201,305	*(b)(g)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,882,000	4,044,786
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,285,000	1,303,327	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	360,000	340,425
Range Resources Corp., Senior Notes	4.875%	5/15/25	2,610,000	2,368,575
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,020,000	1,167,900	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,070,000	1,144,900	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	290,000	289,315
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	2,030,000	1,910,737	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	350,000	350,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	3,390,000	3,141,547
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,500,000	1,802,103
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,000,000	957,500	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	3,330,000	3,130,200	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	580,000	572,808
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	810,000	783,675
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	740,000	721,303
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	680,000	681,338
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	340,000	401,833
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	624,770
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,510,000	1,489,134
WPX Energy Inc., Senior Notes	8.250%	8/1/23	230,000	252,425
YPF SA, Senior Notes	8.750%	4/4/24	950,000	928,625	(a)

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
YPF SA, Senior Notes	6.950%	7/21/27	5,310,000	$4,520,137	(a)
Total Oil, Gas & Consumable Fuels				95,922,458
Total Energy				97,646,846
Financials — 14.0%
Banks — 9.7%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	540,000	525,830	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	450,000	439,036	(a)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	1,200,000	1,255,500	(h)(i)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000	1,512,472
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,000,000	969,523
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,520,000	2,847,074	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,430,000	3,603,644
Barclays PLC, Junior Subordinated Notes (8.250% to 12/15/18 then USD 5 year swap rate + 6.705%)	8.250%	12/15/18	420,000	420,595	(h)(i)
Barclays PLC, Subordinated Notes	5.200%	5/12/26	500,000	476,393
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	240,000	242,724	(a)(i)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,360,000	1,360,000	(a)(h)(i)
CIT Group Inc., Senior Notes	5.000%	8/15/22	470,000	472,952
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,570,000	1,577,850
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	660,000	641,025	(h)(i)
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	500,000	470,032
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,160,000	2,251,035	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	780,000	808,168	(a)(h)(i)
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	1,000,000	912,500	(h)(i)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	3,810,000	3,502,838	(h)(i)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	7,820,000	6,878,975	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,130,000	2,145,975	(h)(i)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	840,000	789,478
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	490,000	538,432

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	660,000		$822,525	(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	760,000		784,700	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		735,153
Santander UK Group Holdings PLC, Junior Subordinated Bonds, (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,240,000	GBP	1,592,513	(b)(h)(i)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5.500% to 2/26/19 then 5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	2,350,000		2,358,577	(b)(i)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	1,890,000		1,614,703	(a)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,000,000		969,925
Total Banks					43,520,147
Capital Markets — 1.4%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,330,000		1,344,963
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,442,307
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,800,000		3,203,345
Total Capital Markets					5,990,615
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		135,720
Navient Corp., Senior Notes	5.875%	10/25/24	890,000		803,225
Total Consumer Finance					938,945
Diversified Financial Services — 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	180,000		181,097
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	640,000		645,628
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	1,820,000		1,160,796	(a)
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	1,340,000		1,266,313	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,080,000		1,063,800	(a)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	750,000	EUR	758,572	(b)
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	1,000,000		864,516
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	230,000		232,468
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,620,000		2,819,193
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	580,000		608,309
Nationwide Building Society, Junior Subordinated Notes, (6.875% to 6/20/19 then GBP 5 year Swap Rate + 4.880%)	6.875%	6/20/19	1,080,000	GBP	1,374,508	(b)(h)(i)

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	1,030,000	$1,017,125	(a)
Total Diversified Financial Services				11,992,325
Total Financials				62,442,032
Health Care — 5.8%
Health Care Providers & Services — 2.9%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,370,000	1,143,950	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	3,465,000	3,629,588	(d)(i)(j)
Centene Corp., Senior Notes	5.625%	2/15/21	830,000	843,031
Centene Corp., Senior Notes	6.125%	2/15/24	630,000	656,712
Centene Corp., Senior Notes	4.750%	1/15/25	1,600,000	1,594,000
DaVita Inc., Senior Notes	5.125%	7/15/24	840,000	809,550
DaVita Inc., Senior Notes	5.000%	5/1/25	1,230,000	1,157,738
HCA Inc., Senior Notes	5.625%	9/1/28	1,410,000	1,390,612
HCA Inc., Senior Secured Notes	5.250%	6/15/26	820,000	828,200
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	720,000	753,746	(a)
Total Health Care Providers & Services				12,807,127
Pharmaceuticals — 2.9%
Bausch Health Cos. Inc., Senior Notes	7.500%	7/15/21	868,000	885,707	(a)
Bausch Health Cos. Inc., Senior Notes	5.875%	5/15/23	750,000	733,125	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	3,370,000	3,171,844	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	700,000	734,125	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	660,000	546,150	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	636,000	607,743
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	7,015,000	6,516,459
Total Pharmaceuticals				13,195,153
Total Health Care				26,002,280
Industrials — 5.3%
Aerospace & Defense — 0.3%
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	1,170,000	1,134,900	(a)
Airlines — 0.0%
Delta Air Lines 2007-1 Class B Pass Through Trust, Certificates	8.021%	8/10/22	183,176	200,829
Building Products — 0.9%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,560,000	1,407,900	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	3,220,000	2,829,575	(a)
Total Building Products				4,237,475

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 1.4%
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	450,000	$439,031
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	4,280,000	4,306,750
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	260,000	246,025
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	1,570,000	1,419,869
Total Commercial Services & Supplies				6,411,675
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	910,000	980,798	(a)
Electrical Equipment — 0.1%
Resideo Funding Inc., Senior Notes	6.125%	11/1/26	340,000	339,575	(a)
Industrial Conglomerates — 0.1%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	400,000	381,500	(a)
Machinery — 1.0%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	1,090,000	1,053,213	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	2,710,000	2,452,550	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	847,000	840,383
Total Machinery				4,346,146
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,430,000	1,129,700	(a)
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	2,180,000	2,021,950	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	1,840,000	1,676,700	(a)
Total Trading Companies & Distributors				3,698,650
Transportation Infrastructure — 0.2%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	860,000	748,200	(a)
Total Industrials				23,609,448
Information Technology — 1.9%
Software — 0.5%
CDK Global Inc., Senior Notes	5.875%	6/15/26	1,340,000	1,334,975
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	1,070,000	1,074,013	(a)
Total Software				2,408,988
Technology Hardware, Storage & Peripherals — 1.4%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	690,000	721,748	(a)
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	410,000	389,952
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	1,330,000	1,228,498
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	630,000	562,199

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — continued
Western Digital Corp., Senior Notes	4.750%	2/15/26	3,410,000	$3,128,675
Total Technology Hardware, Storage & Peripherals				6,031,072
Total Information Technology				8,440,060
Materials — 12.4%
Chemicals — 1.5%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	1,060,000	1,166,000	(b)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	2,000,000	1,735,000	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,250,000	1,259,113	(a)
OCP SA, Senior Notes	4.500%	10/22/25	1,070,000	1,005,039	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	400,000	397,948
Valvoline Inc., Senior Notes	4.375%	8/15/25	1,250,000	1,153,125
Total Chemicals				6,716,225
Construction Materials — 0.2%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	580,000	573,481	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	240,000	237,302	(b)
Total Construction Materials				810,783
Containers & Packaging — 2.0%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	283,919	242,041	(a)(e)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,000,000	1,013,750	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	3,890,000	3,632,287	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	1,220,000	1,149,850	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	2,220,000	2,242,200
Pactiv LLC, Senior Notes	8.375%	4/15/27	510,000	522,750
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	160,000	166,002	(b)
Total Containers & Packaging				8,968,880
Metals & Mining — 6.7%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	890,000	923,375	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,870,000	1,949,475	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,660,000	1,622,650	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	520,000	518,357	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,470,000	1,448,690	(a)
ArcelorMittal, Senior Notes	7.000%	10/15/39	1,140,000	1,212,422
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	2,120,000	2,086,239	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	830,000	811,325
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,380,000	2,487,100

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	680,000	$634,950
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	2,080,000	1,939,600
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	2,530,000	2,137,850
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	960,000	789,600
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	370,000	372,312	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,062,811	4,027	*(a)(k)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	410,000	406,925	(a)
Southern Copper Corp., Senior Notes	3.875%	4/23/25	1,000,000	941,463
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	787,724
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000	2,179,827
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	1,520,000	1,653,304	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	460,000	455,975
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,660,000	4,741,550
Total Metals & Mining				30,104,740
Paper & Forest Products — 2.0%
Celulosa Arauco y Constitucion, SA, Senior Notes	7.250%	7/29/19	264,000	270,384
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	500,000	496,281	(a)
Inversiones CMPC SA, Senior Notes	4.375%	5/15/23	460,000	448,591	(a)
Mercer International Inc., Senior Notes	6.500%	2/1/24	500,000	500,000
Mercer International Inc., Senior Notes	7.375%	1/15/25	2,640,000	2,657,318	(a)(l)
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	1,320,000	1,300,200	(a)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	3,400,000	3,447,600	(a)
Total Paper & Forest Products				9,120,374
Total Materials				55,721,002
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.3%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	110,000	109,175
CoreCivic Inc., Senior Notes	5.000%	10/15/22	570,000	545,775
CoreCivic Inc., Senior Notes	4.625%	5/1/23	960,000	892,800
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	1/15/28	500,000	443,750
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	780,000	811,200
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	2,070,000	2,023,425
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,070,000	1,019,175
Total Equity Real Estate Investment Trusts (REITs)				5,845,300

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Real Estate Management & Development — 0.4%
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	1,710,000		$1,607,400	(a)
Total Real Estate					7,452,700
Utilities — 1.3%
Electric Utilities — 0.4%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	330,000		417,417
Pampa Energia SA, Senior Notes	7.375%	7/21/23	1,240,000		1,147,012	(b)
Total Electric Utilities					1,564,429
Gas Utilities — 0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.750%	3/1/25	2,340,000		2,164,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	760,000		687,800
Total Gas Utilities					2,852,300
Independent Power and Renewable Electricity Producers — 0.3%
Minejesa Capital BV, Senior Secured Notes	5.625%	8/10/37	1,780,000		1,530,901	(a)
Total Utilities					5,947,630
Total Corporate Bonds & Notes (Cost — $400,218,525)					413,159,983
Sovereign Bonds — 25.8%
Argentina — 3.3%
Argentina Bonar Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	49.529%	3/11/19	7,120,000	ARS	188,894	(i)
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	64.608%	6/21/20	42,670,000	ARS	1,168,078	(i)
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	9,420,000		7,074,514
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	4,500,000		3,935,250	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	3,340,000		2,580,150	(a)
Total Argentina					14,946,886
Armenia — 0.2%
Republic of Armenia International Bond, Senior Notes	6.000%	9/30/20	820,000		827,448	(b)
Brazil — 1.5%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	426,000	BRL	114,276
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	18,677,000	BRL	4,983,618
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	1,750,000		1,657,705
Total Brazil					6,755,599
Colombia — 1.8%
Colombia Government International Bond, Senior Notes	7.375%	3/18/19	753,000		763,550
Colombia Government International Bond, Senior Notes	4.500%	1/28/26	2,000,000		1,993,750
Colombia Government International Bond, Senior Notes	7.375%	9/18/37	4,542,000		5,422,012
Total Colombia					8,179,312

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Costa Rica — 0.1%
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	500,000		$437,210	(a)
Croatia — 0.3%
Croatia Government International Bond, Senior Notes	6.625%	7/14/20	630,000		655,671	(a)
Croatia Government International Bond, Senior Notes	5.500%	4/4/23	450,000		470,716	(b)
Croatia Government International Bond, Senior Notes	5.500%	4/4/23	410,000		428,874	(a)
Total Croatia					1,555,261
Dominican Republic — 0.9%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	4,120,000		4,033,480	(a)
Ecuador — 1.2%
Ecuador Government International Bond, Senior Notes	10.500%	3/24/20	1,650,000		1,709,812	(a)
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	890,000		922,708	(a)
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	2,690,000		2,512,594	(a)
Total Ecuador					5,145,114
Ghana — 0.3%
Ghana Government International Bond	10.750%	10/14/30	920,000		1,055,535	(a)
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	270,000		259,314	(a)
Total Ghana					1,314,849
Guatemala — 0.4%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	1,970,000		1,802,550	(a)
Honduras — 0.4%
Honduras Government International Bond, Senior Notes	7.500%	3/15/24	400,000		419,744	(b)
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	1,200,000		1,170,300	(a)
Total Honduras					1,590,044
Hungary — 0.3%
Hungary Government International Bond, Senior Notes	5.750%	11/22/23	942,000		1,003,918
Hungary Government International Bond, Senior Notes	5.375%	3/25/24	300,000		316,379
Total Hungary					1,320,297
Indonesia — 4.8%
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	2,369,000		2,502,941	(a)
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	3,110,000		3,021,906	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	7,140,000		6,681,248	(a)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	4,370,000		3,967,156
Indonesia Government International Bond, Senior Notes	6.625%	2/17/37	4,635,000		5,239,700	(b)
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	209,000,000	IDR	14,917
Total Indonesia					21,427,868
Ivory Coast — 0.3%
Ivory Coast Government International Bond, Senior Notes, Step Bond	5.750%	12/31/32	1,387,500		1,230,435	(a)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Jamaica — 0.1%
Jamaica Government International Bond, Senior Notes	8.000%	3/15/39	500,000		$571,125
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	600,000		539,520	(a)
Lithuania — 0.3%
Lithuania Government International Bond, Senior Notes	6.125%	3/9/21	1,070,000		1,133,388	(a)
Mexico — 1.4%
Mexican Bonos, Bonds	6.500%	6/9/22	23,000,000	MXN	1,052,257
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	2,200,000		2,087,800
Mexico Government International Bond, Senior Notes	3.750%	1/11/28	3,400,000		3,150,950
Total Mexico					6,291,007
Nigeria — 0.4%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	2,200,000		1,930,940	(a)
Panama — 0.1%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	460,000		555,450
Paraguay — 0.2%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	730,000		725,437	(a)
Peru — 1.0%
Peruvian Government International Bond, Senior Notes	7.350%	7/21/25	750,000		906,000
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	2,604,000		3,749,760
Total Peru					4,655,760
Poland — 0.3%
Republic of Poland Government International Bond, Senior Notes	5.125%	4/21/21	1,390,000		1,445,842
Russia — 2.5%
Russian Federal Bond — OFZ, Bonds	7.750%	9/16/26	232,810,000	RUB	3,337,557
Russian Federal Bond — OFZ, Bonds	7.050%	1/19/28	243,612,000	RUB	3,298,997
Russian Foreign Bond — Eurobond, Senior Notes	12.750%	6/24/28	42,000		66,049	(b)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	4,400,000		4,566,505	(a)
Total Russia					11,269,108
Senegal — 0.1%
Senegal Government International Bond, Senior Notes	6.250%	7/30/24	450,000		432,936	(b)
Sri Lanka — 0.6%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	2,700,000		2,569,050	(b)
Turkey — 1.5%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	5,000,000		4,113,450
Turkey Government International Bond, Senior Notes	4.875%	10/9/26	2,800,000		2,367,607
Total Turkey					6,481,057

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Ukraine — 0.8%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/21	550,000		$521,341	(b)
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	2,300,000		2,055,765	(a)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	1,000,000		810,128	(a)
Total Ukraine					3,387,234
Uruguay — 0.4%
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	62,870,000	UYU	1,933,905	(b)
Venezuela — 0.2%
Venezuela Government International Bond, Senior Notes	8.250%	10/13/24	3,460,000		818,982	*(b)(g)
Total Sovereign Bonds (Cost — $116,057,339)					115,307,094
Senior Loans — 14.8%
Communication Services — 2.1%
Diversified Telecommunication Services — 0.3%
UnityMedia Hessen GmbH & Co. KG, Senior Facility B (1 mo. LIBOR + 2.250%)	4.557%	9/30/25	1,320,000		1,309,997	(i)(m)(n)
Media — 1.8%
American Media Inc., Term Loan (3 mo. LIBOR + 8.000%)	10.396%	11/15/18	1,140,000		1,120,050	(d)(i)(m)(n)
Charter Communications Operating LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.350%	4/30/25	4,515,176		4,475,104	(i)(m)(n)
Lamar Media Corp., Term Loan B (1 mo. LIBOR + 1.750%)	4.125%	3/14/25	2,686,500		2,678,105	(i)(m)(n)
Total Media					8,273,259
Total Communication Services					9,583,256
Consumer Discretionary — 6.4%
Hotels, Restaurants & Leisure — 4.1%
Aramark Services Inc., Term Loan B3 (1 mo. LIBOR + 1.750%)	4.095%	3/11/25	6,392,877		6,358,918	(i)(m)(n)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	4.065%	10/25/23	7,243,959		7,185,602	(i)(m)(n)
Las Vegas Sands LLC, Term Loan B (1 mo. LIBOR + 1.750%)	4.095%	3/27/25	2,485,623		2,453,690	(i)(m)(n)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. LIBOR + 1.750%)	4.095%	5/30/25	2,220,000		2,200,921	(i)(m)(n)
Total Hotels, Restaurants & Leisure					18,199,131
Specialty Retail — 2.3%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.320%	3/11/22	9,581,836		8,040,186	(i)(m)(n)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.600%	7/5/24	2,266,028		2,223,483	(d)(i)(m)(n)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.560%	6/29/22	140,000	$110,600	(d)(i)(m)(n)
Total Specialty Retail				10,374,269
Total Consumer Discretionary				28,573,400
Financials — 0.5%
Diversified Financial Services — 0.5%
Travelport Finance (Luxembourg) SARL, Initial Term Loan (3 mo. LIBOR + 2.500%)	5.116%	3/17/25	2,176,428	2,154,155	(i)(m)(n)
Industrials — 3.0%
Air Freight & Logistics — 1.5%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.301%	1/15/25	6,949,728	6,890,725	(i)(m)(n)
Building Products — 0.1%
Pisces Midco Inc., Initial Term Loan (3 mo. LIBOR + 3.750%)	6.175%	4/12/25	628,425	616,119	(i)(m)(n)
Professional Services — 0.6%
TransUnion LLC, 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	4.345%	4/9/23	2,475,000	2,450,250	(i)(m)(n)
Trading Companies & Distributors — 0.8%
Beacon Roofing Supply Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.568%	1/2/25	2,407,900	2,347,702	(i)(m)(n)
Delos Finance SARL, Term Loan B (3 mo. LIBOR + 1.750%)	4.136%	10/6/23	1,000,000	998,214	(i)(m)(n)
Total Trading Companies & Distributors				3,345,916
Total Industrials				13,303,010
Information Technology — 1.5%
IT Services — 0.8%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	4.315%	4/26/24	3,845,862	3,788,828	(i)(m)(n)
Technology Hardware, Storage & Peripherals — 0.7%
Western Digital Corp., New Term Loan B4 (1 mo. LIBOR + 1.750%)	4.056%	4/29/23	2,985,000	2,908,509	(i)(m)(n)
Total Information Technology				6,697,337
Materials — 0.8%
Containers & Packaging — 0.8%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.318%	10/1/22	3,756,802	3,730,583	(i)(m)(n)
Real Estate — 0.4%
Equity Real Estate Investment Trusts (REITs) — 0.4%
Iron Mountain Information Management LLC, Term Loan B (1 mo. LIBOR + 1.750%)	4.095%	1/2/26	1,990,000	1,956,817	(i)(m)(n)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.307%	2/7/23	317,895	$319,484	(e)(i)(m)(n)
Total Senior Loans (Cost — $67,725,743)				66,318,042
U.S. Government & Agency Obligations — 4.1%
U.S. Government Obligations — 4.1%
U.S. Treasury Notes	2.750%	8/31/23	4,250,000	4,232,402	(o)
U.S. Treasury Notes	2.875%	9/30/23	2,700,000	2,702,268	(o)
U.S. Treasury Notes	2.125%	11/30/23	4,000,000	3,862,031	(o)
U.S. Treasury Notes	2.125%	3/31/24	4,000,000	3,851,719	(o)
U.S. Treasury Notes	2.000%	2/15/25	4,000,000	3,792,500
Total U.S. Government & Agency Obligations (Cost — $18,423,899)				18,440,920

			Shares
Common Stocks — 1.4%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.			65,403	825,386	*(c)(d)
Energy — 1.1%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (Escrow)			37,071	44,588	*(c)(d)
KCAD Holdings I Ltd.			77,972,021	278,438	*(c)(d)
Total Energy Equipment & Services				323,026
Oil, Gas & Consumable Fuels — 1.0%
Berry Petroleum Corp.			305,744	3,724,460	*(c)(j)
Blue Ridge Mountain Resources Inc.			175,718	927,791	*(c)(d)
MWO Holdings LLC			417	0	*(c)(d)(f)
Total Oil, Gas & Consumable Fuels				4,652,251
Total Energy				4,975,277
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			43,516	87,467	*(c)(d)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC			21,934	504,482	*
Total Common Stocks (Cost — $10,666,489)				6,392,612

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.9%
Communication Services — 0.9%
Interactive Media & Services — 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	860,000		$789,833
Media — 0.7%
DISH Network Corp., Senior Notes	2.375%	3/15/24	4,030,000		3,364,840
Total Convertible Bonds & Notes (Cost — $4,271,114)					4,154,673
Non-U.S. Treasury Inflation Protected Securities — 0.2%
Argentina — 0.2%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $1,107,673)	4.000%	3/6/20	25,049,513	ARS	591,585

			Shares
Preferred Stocks — 0.1%
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK) (Cost — $1,589,594)	8.000%		20,886,844		208,868	*(c)(d)(e)
Total Investments before Short-Term Investments (Cost — $620,060,376)					624,573,777

			Face Amount†
Short-Term Investments — 1.3%
Sovereign Bonds — 0.2%
Argentina Treasury Bill	(15.818)%	3/29/19	4,755,000	ARS	133,304	(p)
Argentina Treasury Bill	(8.548)%	5/31/19	28,590,000	ARS	792,279	(p)
Total Sovereign Bonds (Cost — $895,837)					925,583

			Shares
Money Market Funds — 1.1%
Dreyfus Government Cash Management, Institutional Shares (Cost — $4,877,871)	2.115%		4,877,871		4,877,871
Total Short-Term Investments (Cost — $5,773,708)					5,803,454
Total Investments — 140.9% (Cost — $625,834,084)					630,377,231
Liabilities in Excess of Other Assets — (40.9)%					(182,835,665)
Total Net Assets — 100.0%					$447,541,566

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	Value is less than $1.

(g)	The coupon payment on these securities is currently in default as of November 30, 2018.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Restricted security (Note 8).

(k)	The maturity principal is currently in default as of November 30, 2018.

(l)	Securities traded on a when-issued or delayed delivery basis.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(p)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
CER	— Coeficente de Establilzacion de Referencia
EUR	— Euro
GBP	— British Pound
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PIK	— Payment-In-Kind
RUB	— Russian Ruble
UYU	— Uruguayan Peso

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Western Asset Global High Income Fund Inc.

At November 30, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Deutsche Bank	2.450%	10/22/2018	1/11/2019	$4,106,563	U.S. Government & Agency Obligations	$4,232,402
Deutsche Bank	2.450%	10/17/2018	1/11/2019	3,765,000	U.S. Government & Agency Obligations	3,862,031
Deutsche Bank	2.570%	11/30/2018	1/11/2019	2,646,000	U.S. Government & Agency Obligations	2,702,268
Deutsche Bank	2.630%	11/16/2018	2/15/2019	2,808,750	U.S. Government & Agency Obligations	2,888,789
				$13,326,313		$13,685,490

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

At November 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,513,824	BRL	9,520,000	Barclays Bank PLC	1/18/19	$58,652
USD	163,202	EUR	140,000	Citibank N.A.	1/18/19	3,955
USD	469,208	GBP	353,434	Citibank N.A.	1/18/19	17,553
USD	280,632	EUR	240,000	JPMorgan Chase & Co.	1/18/19	7,638
Total						$87,798

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

Summary of Investments by Country** (unaudited)
United States	51.3%
Brazil	5.0
United Kingdom	4.4
Indonesia	4.1
Argentina	4.0
Russia	3.3
Colombia	2.8
France	2.4
Mexico	2.2
Luxembourg	2.0
Canada	1.9
Peru	1.7
Turkey	1.3
Italy	1.3
Israel	1.1

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Ireland	0.9%
Netherlands	0.9
Ecuador	0.8
Dominican Republic	0.6
Ukraine	0.5
Spain	0.5
United Arab Emirates	0.5
Sri Lanka	0.4
Morocco	0.4
Zambia	0.3
South Africa	0.3
Uruguay	0.3
Nigeria	0.3
Kazakhstan	0.3
Guatemala	0.3
Honduras	0.3
Croatia	0.2
Poland	0.2
Germany	0.2
Hungary	0.2
Ghana	0.2
Malaysia	0.2
Ivory Coast	0.2
Chile	0.2
Lithuania	0.2
Venezuela	0.2
Costa Rica	0.1
Armenia	0.1
Paraguay	0.1
Jamaica	0.1
Panama	0.1
Kenya	0.1
Senegal	0.1
Australia	0.0 ‡
Short-Term Investments	0.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2018 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2018

Assets:
Investments, at value (Cost — $625,834,084)	$630,377,231
Cash	786,127
Foreign currency, at value (Cost — $311,731)	302,264
Receivable for securities sold	10,926,618
Interest and dividends receivable	9,425,860
Unrealized appreciation on forward foreign currency contracts	87,798
Prepaid expenses	11,030
Other receivables	4,377
Total Assets	651,921,305

Liabilities:
Loan payable (Note 6)	180,000,000
Payable for open reverse repurchase agreements (Note 3)	13,326,313
Payable for securities purchased	7,343,991
Distributions payable	2,712,214
Investment management fee payable	442,636
Interest payable	358,222
Payable for Fund shares repurchased	115,114
Directors’ fees payable	8,888
Accrued expenses	72,361
Total Liabilities	204,379,739
Total Net Assets	$447,541,566

Net Assets:
Par value ($0.001 par value; 44,399,461 shares issued and outstanding; 100,000,000 shares authorized)	$44,399
Paid-in capital in excess of par value	543,210,709
Total distributable earnings (loss)	(95,713,542)
Total Net Assets	$447,541,566

Shares Outstanding	44,399,461

Net Asset Value	$10.08

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended November 30, 2018

Investment Income:
Interest	$21,094,202
Dividends	48,137
Less: Foreign taxes withheld	(68,271)
Total Investment Income	21,074,068

Expenses:
Investment management fee (Note 2)	2,740,391
Interest expense (Notes 3 and 6)	2,563,339
Transfer agent fees	91,755
Directors’ fees	65,578
Legal fees	54,116
Audit and tax fees	35,538
Shareholder reports	17,279
Stock exchange listing fees	11,624
Custody fees	5,890
Commitment fees (Note 6)	3,767
Insurance	3,703
Miscellaneous expenses	9,652
Total Expenses	5,602,632
Net Investment Income	15,471,436

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(12,480,383)
Forward foreign currency contracts	415,329
Foreign currency transactions	(259,299)
Net Realized Loss	(12,324,353)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,688,917)
Forward foreign currency contracts	(287,213)
Foreign currencies	158,145
Change in Net Unrealized Appreciation (Depreciation)	(9,817,985)
Net Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(22,142,338)
Decrease in Net Assets From Operations	$(6,670,902)

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2018 (unaudited) and the Year Ended May 31, 2018	November 30	May 31

Operations:
Net investment income	$15,471,436	$33,170,902
Net realized loss	(12,324,353)	(3,495,991)
Change in net unrealized appreciation (depreciation)	(9,817,985)	(28,024,584)
Increase (Decrease) in Net Assets From Operations	(6,670,902)	1,650,327

Distributions to Shareholders From (Note 1):
Total distributable earnings[1]	(16,371,492)	(33,685,170)
Return of capital	—	(1,358,854)
Decrease in Net Assets From Distributions to Shareholders	(16,371,492)	(35,044,024)

Fund Share Transactions:
Cost of shares repurchased (523,504 and 319,205 shares repurchased, respectively)	(4,692,862)	(3,031,002)
Decrease in Net Assets From Fund Share Transactions	(4,692,862)	(3,031,002)
Decrease in Net Assets	(27,735,256)	(36,424,699)

Net Assets:
Beginning of period	475,276,822	511,701,521
End of period[2]	$447,541,566	$475,276,822

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 9. For the year ended May 31, 2018, distributions from net investment income were $33,685,170.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 9. For the year ended May 31, 2018, end of year net assets included undistributed net investment income of $(3,688,817).

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	27

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(6,670,902)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(361,398,603)
Sales of portfolio securities	366,838,748
Net purchases, sales and maturities of short-term investments	(3,548,970)
Payment-in-kind	(145,812)
Net amortization of premium (accretion of discount)	(1,821,328)
Increase in receivable for securities sold	(2,312,348)
Increase in interest and dividends receivable	(310,693)
Decrease in prepaid expenses	8,216
Increase in other receivables	(94)
Decrease in payable for securities purchased	(26,102,792)
Decrease in investment management fee payable	(24,499)
Decrease in Directors’ fee payable	(1,543)
Increase in interest payable	331,383
Decrease in accrued expenses	(48,212)
Net realized loss on investments	12,480,383
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	9,976,130
Net Cash Provided by Operating Activities*	(12,750,936)

Cash Flows From Financing Activities:
Distributions paid on common stock	(16,400,853)
Proceeds from loan facility borrowings	12,000,000
Increase in payable for reverse repurchase agreements	13,326,313
Payment for shares repurchased	(4,577,748)
Net Cash Used in Financing Activities	4,347,712
Net Decrease in Cash and Restricted Cash	(8,403,224)
Cash at beginning of period	9,491,615
Cash at end of period	$1,088,391

*	Included in operating expenses is cash of $2,241,173 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

November 30, 2018
Cash	$1,088,391
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$1,088,391

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2018[1,2]	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of period	$10.58	$11.31	$10.55	$12.33	$13.59	$13.71

Income (loss) from operations:
Net investment income	0.35	0.73	0.82	0.97	0.99	1.06
Net realized and unrealized gain (loss)	(0.50)	(0.69)	0.98	(1.59)	(1.09)	(0.02)
Total income (loss) from operations	(0.15)	0.04	1.80	(0.62)	(0.10)	1.04

Less distributions from:
Net investment income	(0.37) [3]	(0.75)	(0.93)	(1.16)	(1.16)	(1.16)
Return of capital	—	(0.03)	(0.11)	—	—	—
Total distributions	(0.37)	(0.78)	(1.04)	(1.16)	(1.16)	(1.16)
Anti-dilutive impact of repurchase plan	0.02 [4]	0.01 [4]	—	—	—	—

Net asset value, end of period	$10.08	$10.58	$11.31	$10.55	$12.33	$13.59

Market price, end of period	$8.59	$9.18	$10.23	$9.52	$10.91	$12.91
Total return, based on NAV[5,6]	(1.33)%	0.29%	17.82%	(4.66)%	(0.66)%	8.12%
Total return, based on Market Price[7]	(2.56)%	(2.99)%	19.21%	(1.08)%	(6.76)%	6.59%

Net assets, end of period (millions)	$448	$475	$512	$327	$383	$422

Ratios to average net assets:
Gross expenses	2.39%[8]	2.06%[9]	1.89%[9]	1.79%[9]	1.55%	1.53%
Net expenses	2.39 [8]	2.02 [9,10]	1.82 [9,10]	1.72 [9,10]	1.48 [10]	1.46 [10]
Net investment income	6.59 [8]	6.58	7.41	8.99	7.74	7.98

Portfolio turnover rate	57%	97%	78%	71%	40%	40%

Supplemental data:
Loan Outstanding, End of Period (000s)	$180,000	$168,000	$171,000	$120,000	$125,000	$90,000
Asset Coverage Ratio for Loan Outstanding[11]	349%	383%	399%	373%	406%	569%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,486	$3,829	$3,992	$3,729	$4,062	$5,689 [12]
Weighted Average Loan (000s)	$174,995	$170,507	$156,400	$120,027	$102,205	$99,863
Weighted Average Interest Rate on Loan	2.89%	2.36%	1.72%	1.18%	0.97%	0.96%

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	29

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

The repurchase plan was completed at an average repurchase price of $8.96 for 523,504 shares and $4,692,862 for the six months ended November 30, 2018 and an average repurchase price of $9.50 for 319,205 shares and $3,031,002 for the year ended May 31, 2018.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed for the year ended May 31, 2018, would have been 1.87% and 1.80%, respectively, for the year ended May 31, 2017 and 1.76% and 1.69%, respectively, for the year ended May 31, 2016

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[12]	Added to conform to current period presentation.

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed income securities, emerging market fixed income securities and investment grade fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$35,721,738	$1,116,317		$36,838,055
Energy	—	97,646,846	0	*	97,646,846
Health care	—	22,372,692	3,629,588		26,002,280
Other corporate bonds & notes	—	252,672,802	—		252,672,802
Sovereign bonds	—	115,307,094	—		115,307,094
Senior loans:
Communication services	—	8,463,206	1,120,050		9,583,256
Consumer discretionary	—	26,239,317	2,334,083		28,573,400
Other senior loans	—	28,161,386	—		28,161,386
U.S. government & agency obligations	—	18,440,920	—		18,440,920
Common stocks:
Consumer discretionary	—	—	825,386		825,386
Energy	—	3,724,460	1,250,817		4,975,277
Industrials	—	—	87,467		87,467
Utilities	—	504,482	—		504,482
Convertible bonds & notes	—	4,154,673	—		4,154,673
Non-U.S. treasury inflation protected securities	—	591,585	—		591,585
Preferred stocks	—	—	208,868		208,868
Total long-term investments	—	614,001,201	10,572,576		624,573,777
Short-term investments†:
Sovereign bonds	—	925,583	—		925,583
Money market funds	$4,877,871	—	—		4,877,871
Total short-term investments	4,877,871	925,583	—		5,803,454
Total investments	$4,877,871	$614,926,784	$10,572,576		$630,377,231
Other financial instruments:
Forward foreign currency contracts	—	$87,798	—		$87,798
Total	$4,877,871	$615,014,582	$10,572,576		$630,465,029

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2018		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$1,040,922		—	—	—	$75,395
Energy	0	*	—	—	—	—
Health care	3,620,925		$3,078	—	$5,585	—
Senior loans:
Communication services	—		22,087	—	(19,950)	1,117,913
Consumer discretionary	1,669,678		(7,062)	$(128,159)	157,119	1,165,257
Energy	97,817		(6,184)	(4,491)	27,936	—
Common stocks:
Consumer discretionary	1,465,681		—	—	(640,295)	—
Energy	1,888,493		(37,090)	—	(600,586)	—
Industrials	203,220		—	(12,473)	(103,280)	—
Utilities	488,032		—	—	16,450	—
Preferred stocks:
Industrials	208,868		—	—	—	—
Total	$10,683,636		$(25,171)	$(145,123)	$(1,157,021)	$2,358,565

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3[3]	Balance as of November 30, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at November 30, 2018[2]
Corporate bonds & notes:
Consumer discretionary	—	—	—	$1,116,317		—
Energy	—	—	—	0	*	—
Health care	—	—	—	3,629,588		$5,585
Senior loans:
Communication services	—	—	—	1,120,050		(19,950)
Consumer discretionary	$(522,750)	—	—	2,334,083		157,119
Energy	(115,078)	—	—	—		—
Common stocks:
Consumer discretionary	—	—	—	825,386		(640,295)
Energy	—	—	—	1,250,817		(600,588)
Industrials	—	—	—	87,467		(115,753)
Utilities	—	—	$(504,482)	—		—
Preferred stocks:
Industrials	—	—	—	208,868		—
Total	$(637,828)	—	$(504,482)	$10,572,576		$(1,213,882)

34	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

36	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

38	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

At November 30, 2018, the Fund held non-cash collateral from Barclays Bank PLC in the amount of $74,466. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

40	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

During the periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$331,230,798	$30,167,805
Sales	341,795,025	25,043,723

At November 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$625,834,084	$23,833,488	$(19,290,341)	$4,543,147
Forward foreign currency contracts	—	87,798	—	87,798

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2018 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,410,328	2.51%	$13,326,313

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 2.45% to 2.63% during the six months ended November 30, 2018. Interest expense incurred on reverse repurchase agreements totaled $26,022.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$87,798

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	41

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$415,329

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(287,213)

During the six months ended November 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$1,206,673
Forward foreign currency contracts (to sell)	5,062,028

†	At November 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$58,652	—	$58,652	$(58,652)	—
Citibank N.A.	21,508	—	21,508	—	$21,508
JPMorgan Chase & Co.	7,638	—	7,638	—	7,638
Total	$87,798	—	$87,798	$(58,652)	$29,146

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

42	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

5. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 11/30/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Corp., Common Stock	305,7 44	2/17, 3/17, 4/18, 5/18, 9/18	$3,455,947	$3,724,460	(a)	$12.18	0.83%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$3,465,000	6/17	3,438,721	3,629,588		104.75	0.81
			$6,894,668	$7,354,048			1.64%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

6. Loan

Effective June 8, 2018, the Fund has a revolving credit agreement with The Bank of Nova Scotia (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $180,000,000 and renews daily for a 179-day term, unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $180,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to The Bank of Nova Scotia, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended November 30, 2018 was $2,402,850. For the period ended November 30, 2018, the Fund incurred commitment fees of $2,934. For the period ended November 30, 2018, based on the number of days during the reporting period that the Fund had an outstanding balance under the Credit Agreement, the Fund had an average daily loan balance outstanding of $175,314,286 and the weighted average interest rate was 2.86%. At November 30, 2018, the Fund had $180,000,000 of borrowings outstanding per the Credit Agreement.

Prior to June 8, 2018, the Fund had a 364-day revolving credit agreement with State Street Bank and Trust Company (“Prior Credit Agreement”), which allowed the Fund to borrow up to an aggregate amount of $180,000,000. The Prior Credit Agreement terminated on June 8, 2018. The Fund paid a commitment fee at annual rate of 0.25% on the unutilized portion of the loan commitment amount. The interest on the loan was calculated at variable rates based on LIBOR, plus any applicable margin. Securities held by the Fund were subject to a lien, granted to State Street Bank and Trust Company, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Prior Credit Agreement contained customary covenants that, among other

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Prior Credit Agreement may have been subject to early termination under certain conditions and may have contained other provisions that could have limited the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended June 8, 2018 was $134,196. For the period ended June 8, 2018, the Fund incurred commitment fees of $833. For the period ended June 8, 2018, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Credit Agreement, the Fund had an average daily loan balance outstanding of $168,000,000 and the weighted average interest rate was 3.64%.

7. Distributions subsequent to November 30, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/23/2018	12/3/2018	$0.0610
12/21/2018	12/31/2018	$0.0610
1/18/2019	2/1/2019	$0.0610
2/15/2019	3/1/2019	$0.0610

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended November 30, 2018, the Fund repurchased and retired 1.17% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 13.84% for the six months ended November 30, 2018. Shares repurchased and the corresponding dollar amount are included in the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Since the commencement of the stock repurchase program through November 30, 2018, the Fund repurchased 842,709 shares or 1.86% of its common shares outstanding for a total amount of $7,723,864.

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows

44	Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report

(Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”). Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

10. Deferred capital losses

As of May 31, 2018, the Fund had deferred capital losses of $79,404,097, which have no expiration date, that will be available to offset future taxable capital gains.

11. Subsequent event

Effective December 1, 2018, LMPFA implemented a voluntary investment management fee waiver of 0.025% that will continue until November 30, 2019.

Western Asset Global High Income Fund Inc. 2018 Semi-Annual Report	45

Board approval of management agreement and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2018, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on October 31, 2018, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

46	Western Asset Global High Income Fund Inc.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment

Western Asset Global High Income Fund Inc.	47

Board approval of management agreement and

subadvisory agreements (unaudited) (cont’d)

sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe ranged in size from a low of nineteen funds, including the Fund, for the 10-year period ended June 30, 2018 to a high of thirty-two funds, including the Fund, for the 1-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked in the fifth quintile for each of the 1-, 3- and 5-year periods ended June 30, 2018. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was worse than the median performance of the Performance Universe for each of the periods. According to the Manager, the objectives and strategies of the Fund were significantly different from other funds in the Performance Universe. The Manager noted that an investment objective of the Fund is to provide high levels of current income through investments in investment-grade, emerging markets and below investment grade fixed-income securities globally. The Manager noted that, consistent with this investment objective, the Fund for

48	Western Asset Global High Income Fund Inc.

the 1-year period ended June 30, 2018 generated a yield relative to other Performance Universe funds that was in line with Management’s expectations in light of the differing investment objectives of the other funds and was higher than the Fund’s benchmark yield. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2018.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement at the Contract Renewal Meeting by the Manager to implement a voluntary fee waiver of .025 per cent for a one-year period beginning December 1, 2018 (the “Fee Waiver”) and ending November 30, 2019 and the other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and thirteen other leveraged high yield closed-end funds, as classified by Broadridge. The fourteen funds in the Expense Group had average net common share assets ranging from $221.2 million to $756.7 million. Three of the other Expense Group funds were larger than the Fund and ten were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the

Western Asset Global High Income Fund Inc.	49

Board approval of management agreement and

subadvisory agreements (unaudited) (cont’d)

Management Fee on a contractual basis was ranked sixth (first being lowest and, therefore, best in these expense component rankings) among the funds in the Expense Group. Among the funds in the Expense Group, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked fifth when compared on the basis of common share assets only and was ranked sixth when compared on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fourth among the Expense Group funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. Each of the Fund’s foregoing expense components was at or better (i.e., lower) than the Expense Group median for that expense component. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult. In assessing the Broadridge Expense Information, the Board also took into consideration the Manager’s agreement to implement the Fee Waiver.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management,

50	Western Asset Global High Income Fund Inc.

investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2017. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 6 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund but merited monetary. The Board noted that the Fee Waiver will reduce the Manager’s profitability from the Fund while in effect.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the

Western Asset Global High Income Fund Inc.	51

Board approval of management agreement and

subadvisory agreements (unaudited) (cont’d)

Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

52	Western Asset Global High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global High Income Fund Inc. was held on September 28, 2018, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb*	32,550,184	7,381,831
William R. Hutchinson	32,633,346	7,298,669
Jane Trust	32,660,737	7,271,278

At November 30, 2018, in addition to Leslie H. Gelb, William R. Hutchinson and Jane Trust the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett*

*	Messrs. Gelb and Roett retired from the Board of Directors, effective December 31, 2018.

Western Asset Global High Income Fund Inc.	53

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

54	Western Asset Global High Income Fund Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	55

Western Asset

Global High Income Fund Inc. (EHI)

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

*	Effective January 1, 2019, Ms. Kumar became a Director.

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

Wesern Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc

Western Asset Global High Income Fund Inc

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010654 1/19 SR18-3536

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: January 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2019